Exhibit 99.1

UnionBanCal Corporation Reports Fourth Quarter Net Income of $42 Million

Fourth Quarter Highlights:

  Fourth quarter net income was $42 million. Results included after-tax net expenses of $14 million related to the November 2008 privatization of UnionBanCal Corporation.
  Fourth quarter revenue was up 3 percent year-over-year and up 2 percent compared with third quarter 2009.
  Fourth quarter net interest income was up 3 percent year-over-year and up 3 percent compared with third quarter 2009.
  Fourth quarter average total loans decreased 2 percent year-over-year and decreased 2 percent versus third quarter 2009.
  Fourth quarter average core deposits were up 64 percent year-over-year and up 11 percent versus third quarter 2009.
  Fourth quarter net interest margin was 3.06 percent, down 80 basis points year-over-year and down 25 basis points versus third quarter 2009.
  Fourth quarter annualized average all-in cost of funds was 0.72 percent, compared with 1.51 percent in fourth quarter 2008 and 0.79 percent in third quarter 2009.
  Fourth quarter asset quality metrics:
    Total provision for credit losses was $195 million, while net loans charged-off were $95 million, or 0.79 percent annualized, of average total loans.
    Net loans charged-off on the $16.7 billion residential mortgage portfolio were $11 million, or 0.26 percent annualized, in fourth quarter 2009.
    Nonperforming assets were $1.3 billion, or 1.58 percent of total assets, at quarter-end.
    Allowance for credit losses to nonaccrual loans was 116 percent at quarter-end. Allowance for credit losses to total loans was 3.25 percent at quarter-end.
  Capital:
    Total stockholder’s equity was $9.6 billion at December 31, 2009.
    Tangible common equity ratio was 8.29 percent at December 31, 2009, versus 8.94 percent at September 30, 2009.
    Tier 1 common capital ratio was 11.80 percent at December 31, 2009, versus 11.58 percent at September 30, 2009.
    Tier 1 risk-based capital ratio was 11.82 percent at December 31, 2009, versus 11.60 percent at September 30, 2009.

Full Year Highlights

  Total revenue was up 5 percent compared with 2008.
    Net interest income increased 10 percent, while noninterest income decreased 6 percent.
  Average total loans were up 6 percent compared with 2008.
  Average total deposits were up 31 percent compared with 2008.

SAN FRANCISCO--(BUSINESS WIRE)--January 28, 2010--UnionBanCal Corporation (the Company or UB) today reported fourth quarter 2009 net income of $42 million, compared with net loss of $86 million a year earlier, and net loss of $17 million in third quarter 2009. Total provision for credit losses was $195 million in fourth quarter 2009, compared with $245 million a year earlier, and $320 million in third quarter 2009. Fourth quarter 2009 net income included after-tax net expenses of $14 million due to the privatization transaction. Fourth quarter 2008 net loss included after-tax net expenses of $77 million due to the privatization transaction. Third quarter 2009 net loss included after-tax net expenses of $11 million due to the privatization transaction. Mitsubishi UFJ Financial Group, Inc. (MUFG), through its wholly-owned subsidiary, The Bank of Tokyo-Mitsubishi UFJ, Ltd. (BTMU), completed its acquisition of all of the outstanding shares of the Company’s common stock (the “privatization transaction”), on November 4, 2008.

For full year 2009, net loss was $65 million, compared with net income of $269 million for full year 2008. Total provision for credit losses was $1,165 million for full year 2009, compared with $550 million for full year 2008. Net loss for full year 2009 included after-tax net expenses of $59 million due to the privatization transaction and a one-time FDIC assessment of $21 million (after-tax). Net income for full year 2008 included after-tax net expenses of $83 million due to the privatization transaction.

Summary of Fourth Quarter Results

Fourth Quarter Total Revenue

For fourth quarter 2009, total revenue (taxable-equivalent net interest income plus noninterest income) was $766 million, up 3 percent compared with fourth quarter 2008. Net interest income increased 3 percent and noninterest income increased 4 percent. Fourth quarter 2009 net interest income included $23 million of accretion related to fair value adjustments due to the privatization transaction, compared with $12 million for fourth quarter 2008. Average total loans decreased $1.1 billion, or 2 percent; average interest bearing deposits increased $19.7 billion, or 63 percent; and average noninterest bearing deposits increased $1.9 billion, or 15 percent. The strong growth in total deposits reflects successful deposit-gathering marketing initiatives in both the retail and commercial lines of business, as well as significant increases in money market account deposits from institutional custody and escrow clients. The net interest margin in fourth quarter 2009 was 3.06 percent, a decrease of 80 basis points compared with fourth quarter 2008, primarily due to a substantial increase in lower yielding assets, particularly interest bearing deposits in banks and available for sale securities, as deposit growth far outpaced loan growth.

Average noninterest bearing deposits represented 22.5 percent of average total deposits in fourth quarter 2009, compared with 29.2 percent in fourth quarter 2008. The annualized average all-in cost of funds was 0.72 percent, compared with 1.51 percent in fourth quarter 2008. The Company’s average core deposit-to-loan ratio was 120.8 percent in fourth quarter 2009, compared with 72.1 percent in fourth quarter 2008.

Compared with third quarter 2009, total revenue increased 2 percent, with net interest income up 3 percent and noninterest income flat. Average total loans decreased $0.9 billion, or 2 percent; average interest bearing deposits increased $5.9 billion, or 13 percent; and average noninterest bearing deposits increased $0.3 billion, or 2 percent. The net interest margin decreased 25 basis points compared with third quarter 2009.

Fourth Quarter Noninterest Income and Noninterest Expense

For fourth quarter 2009, noninterest income was $185 million, up $6 million, or 4 percent, from the same quarter a year ago. Trust and investment management fees decreased $5 million, primarily due to lower yields on mutual fund assets. Fees from trading account activities increased $10 million, primarily due to higher trading activity and lower provisions for losses on derivatives. Securities gains (losses), net, increased $12 million, primarily due to a gain on the sale of securities in fourth quarter 2009. Gains (losses) on private capital investments, net, decreased $13 million, primarily due to impairment charges on investments recorded in fourth quarter 2009.

Noninterest income was flat compared with third quarter 2009. Fees from trading account activities increased $14 million, primarily due to lower provisions for losses on derivatives. Gains (losses) on private capital investments, net, decreased $10 million, primarily due to impairment charges on investments recorded in fourth quarter 2009. Gains on the sale of securities of approximately the same magnitude were recorded in both periods.

Noninterest expense for fourth quarter 2009 was $529 million, a decrease of $101 million, or 16 percent, compared with fourth quarter 2008. The decrease was primarily due to lower expenses related to the privatization transaction of $84 million, primarily classified in privatization-related expense and intangible asset amortization expense. Other noninterest expense decreased $37 million, primarily due to legal settlement costs recorded in fourth quarter 2008. Offsetting these decreases was higher regulatory agencies expense of $24 million, which increased primarily due to an industry-wide increase in the FDIC assessment rate, effective January 1, 2009, and an increase in insured deposits. The provision for off-balance sheet losses was $4 million, down $10 million compared with fourth quarter 2008.

Noninterest expense for fourth quarter 2009 increased $23 million, or 5 percent, compared with third quarter 2009. Salaries and employee benefits expense increased $27 million, or 12 percent, primarily due to higher accruals for incentive compensation. Net occupancy expense decreased $4 million, or 10 percent, primarily due to a one-time adjustment for accrual of rent expense recorded in fourth quarter 2009. The provision for off-balance sheet losses decreased $2 million compared with third quarter 2009.

Full Year Results

For full year 2009, net loss was $65 million, compared with net income of $269 million for full year 2008. The decline in net income was primarily due to an increase in total provision for credit losses of $373 million after-tax and an increase in regulatory agencies expense of $67 million after-tax, which included a one-time FDIC assessment of $21 million after-tax, partially offset by a decrease in net expenses related to the privatization transaction of $24 million after-tax.

Total revenue for full year 2009 was $3.0 billion, an increase of $154 million, or 5 percent, over full year 2008. Net interest income increased $200 million, or 10 percent, and noninterest income decreased $46 million, or 6 percent. Net interest income for full year 2009 included $108 million of accretion related to fair value adjustments due to the privatization transaction. Noninterest expense increased $192 million, or 10 percent, primarily due to a $78 million increase in expense related to the privatization transaction, primarily classified in privatization-related expense and intangible asset amortization expense. In addition, regulatory agencies expense increased $110 million, primarily due to a one-time FDIC assessment of $34 million, recorded in second quarter 2009, an industry-wide increase in the FDIC assessment rate, effective January 1, 2009, and an increase in insured deposits, bringing total FDIC-related expense to $126 million for full year 2009. The provision for off-balance sheet losses was $51 million for full year 2009, compared with $35 million for full year 2008.

Balance Sheet

At December 31, 2009, the Company had total assets of $86 billion, up $15.5 billion, or 22 percent, compared with December 31, 2008. Total loans were $47.2 billion, down $2.4 billion, or 5 percent, compared with December 31, 2008. Securities available for sale were $22.6 billion, up $14.4 billion, or 175 percent, as deposit growth far outpaced loan growth.

At December 31, 2009, the Company had total liabilities of $76 billion, up $13.4 billion, or 21 percent, compared with December 31, 2008. Total deposits were $68.5 billion, up $22.5 billion, or 49 percent. Core deposits at period-end were $61 billion, resulting in a core deposit-to-loan ratio of 129 percent.

Credit Quality

Nonperforming assets at December 31, 2009, were $1.35 billion, or 1.58 percent of total assets. This compares with $1.37 billion, or 1.75 percent of total assets, at September 30, 2009, and $437 million, or 0.62 percent of total assets, at December 31, 2008. The increase in nonperforming assets compared with December 31, 2008, was primarily due to higher levels of nonaccrual loans in all categories, reflecting weak economic conditions, and a previously-disclosed change in accounting policy for residential and home equity loans 90 days or more past due, which accounted for $225 million of the increase. Higher levels of nonaccrual loans in the commercial mortgage and residential mortgage categories were offset by lower levels of nonaccrual loans in the commercial, financial and industrial and construction categories.

For fourth quarter 2009, the total provision for credit losses was $195 million, down from $320 million for third quarter 2009. Net loans charged-off were $95 million, or 0.79 percent annualized, of average total loans, down from $136 million, or 1.11 percent annualized, of average total loans for third quarter 2009. For fourth quarter 2008, the total provision for credit losses was $245 million and net loans charged-off were $65 million, or 0.52 percent annualized, of average total loans. For full year 2009, the total provision for credit losses was $1.2 billion and net loans charged-off were $499 million, or 1.02 percent annualized, of average total loans.

For full year 2009, net loans charged-off on the commercial, financial and industrial portfolio were $277 million; net loans charged-off on the construction portfolio were $68 million; net loans charged-off on the commercial mortgage portfolio were $73 million; and net loans charged-off on the consumer portfolio were $41 million. Net loans charged-off on the residential mortgage portfolio, which averaged over $16 billion outstanding for the full year, were $40 million.

The total provision for credit losses is comprised of the provision for loan losses and the provision for losses on off-balance sheet commitments, which is classified in noninterest expense. In fourth quarter 2009, the provision for loan losses was $191 million, the provision for losses on off-balance sheet commitments was $4 million, and the total provision for credit losses was $195 million. For full year 2009, the provision for loan losses was $1,114 million, the provision for losses on off-balance sheet commitments was $51 million, and the total provision for credit losses was $1,165 million.

At December 31, 2009, the allowance for credit losses as a percent of total loans and as a percent of nonaccrual loans was 3.25 percent and 116 percent, respectively. Since January 1, 2009, the allowance for credit losses has increased from $863 million to $1,533 million, as total provision for credit losses has exceeded net loans charged-off by $666 million during the year.

Capital

Total stockholder’s equity was $9.6 billion at December 31, 2009, and tangible common equity was $6.9 billion. The Company’s tangible common equity ratio was 8.29 percent at December 31, 2009, compared with 8.94 percent at September 30, 2009. The Tier 1 common capital ratio at December 31, 2009, was 11.80 percent, compared with 11.58 percent at September 30, 2009. The Company’s Tier 1 and total risk-based capital ratios at December 31, 2009, were 11.82 percent and 14.54 percent, respectively.

Non-GAAP Financial Measures

This press release contains certain references to financial measures identified as excluding privatization transaction expenses, which are adjustments from comparable measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (GAAP). These financial measures, as used herein, differ from financial measures reported under GAAP in that they exclude unusual or non-recurring charges, losses, credits or gains. This press release identifies the specific items excluded from the comparable GAAP financial measure in the calculation of each non-GAAP financial measure. Because these items are unusual and substantial costs, management believes that financial presentations excluding the impact of these items provide useful supplemental information which is important to a proper understanding of the Company’s core business results. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies.

Headquartered in San Francisco, UnionBanCal Corporation is a financial holding company with assets of $86 billion at December 31, 2009. Its primary subsidiary, Union Bank, N.A., is a full-service commercial bank providing an array of financial services to individuals, small businesses, middle-market companies, and major corporations. The bank has 340 banking offices in California, Oregon, Washington and Texas and two international offices. UnionBanCal Corporation is a wholly-owned subsidiary of The Bank of Tokyo-Mitsubishi UFJ, Ltd., which is a subsidiary of Mitsubishi UFJ Financial Group, Inc. Union Bank is a proud member of the Mitsubishi UFJ Financial Group (MUFG) (NYSE:MTU), one of the world’s largest financial organizations. Visit www.unionbank.com for more information.

UnionBanCal Corporation and Subsidiaries
Financial Highlights (Unaudited)
Exhibit 1
				Percent Change to
	As of and for the Three Months Ended			December 31, 2009 from
	December 31,	September 30,	December 31,	December 31,	September 30,
(Dollars in thousands)	2008 (1)	2009 (1)	2009 (1)	2008	2009
Results of operations:
Net interest income (2)	$562,373	$564,296	$580,412	3.21%	2.86%
Noninterest income	178,913	183,929	185,286	3.56%	0.74%
Total revenue	741,286	748,225	765,698	3.29%	2.34%
Noninterest expense	630,366	505,815	529,245	(16.04%)	4.63%
Provision for loan losses	231,000	314,000	191,000	(17.32%)	(39.17%)
Income (loss) from continuing operations
before income taxes (2)	(120,080)	(71,590)	45,453	nm	nm
Taxable-equivalent adjustment	2,407	3,260	2,685	11.55%	(17.64%)
Income tax expense (benefit)	(39,625)	(57,821)	885	nm	nm
Income (loss) from continuing operations	(82,862)	(17,029)	41,883	nm	nm
Loss from discontinued operations	(3,018)	-	-	(100.00%)	-
Net income (loss)	$(85,880)	$(17,029)	$41,883	nm	nm

Balance sheet (end of period):
Total assets (3)	$70,121,390	$78,153,207	$85,598,128	22.07%	9.53%
Total loans	49,585,550	48,169,508	47,228,508	(4.75%)	(1.95%)
Nonperforming assets	436,515	1,367,691	1,349,793	nm	(1.31%)
Total deposits	46,049,769	60,691,368	68,517,653	48.79%	12.90%
Medium- and long-term debt	4,288,488	5,121,553	4,212,184	(1.78%)	(17.76%)
Stockholder's equity	7,484,305	9,475,004	9,580,333	28.01%	1.11%

Balance sheet (period average):
Total assets	$66,521,518	$74,352,649	$81,964,956	23.22%	10.24%
Total loans	49,012,819	48,764,826	47,871,715	(2.33%)	(1.83%)
Earning assets	58,137,210	68,235,083	75,800,728	30.38%	11.09%
Total deposits	44,060,607	59,453,936	65,697,920	49.11%	10.50%
Stockholder's equity	6,748,937	7,358,773	9,405,635	39.36%	27.82%

Financial ratios (4):
Return on average assets (5):
From continuing operations	(0.50%)	(0.09%)	0.20%
Net income (loss)	(0.51%)	(0.09%)	0.20%
Return on average stockholder's equity (5):
From continuing operations	(4.88%)	(0.92%)	1.77%
Net income (loss)	(5.06%)	(0.92%)	1.77%
Efficiency ratio (6)	81.58%	65.07%	66.36%
Net interest margin (2)	3.86%	3.31%	3.06%
Tangible common equity ratio (7)	6.96%	8.94%	8.29%
Tier 1 common capital ratio (8)(9)	8.76%	11.58%	11.80%
Tier 1 risk-based capital ratio (3) (9)	8.78%	11.60%	11.82%
Total risk-based capital ratio (3) (9)	11.63%	14.42%	14.54%
Leverage ratio (3) (9)	8.42%	10.39%	9.45%
Allowance for loan losses to:
Total loans	1.49%	2.62%	2.87%
Nonaccrual loans	177.79%	95.15%	103.03%
Allowances for credit losses to (10):
Total loans	1.74%	2.97%	3.25%
Nonaccrual loans	208.01%	108.16%	116.42%
Net loans charged off to average total loans (5)	0.52%	1.11%	0.79%
Nonperforming assets to total loans, foreclosed assets and distressed loans held for sale	0.88%	2.84%	2.86%
Nonperforming assets to total assets (3)	0.62%	1.75%	1.58%
Selected financial ratios excluding impact of privatization transaction (4) (15):
From continuing operations:
Return on average assets (5)	(0.04%)	(0.03%)	0.28%
Return on average stockholder's equity (5)	(0.54%)	(0.45%)	3.15%
Efficiency ratio (6)	65.30%	60.36%	62.29%

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Financial Highlights (Unaudited)
Exhibit 2
			Percent Change to
	As of and for the Twelve Months Ended		December 31, 2009 from
	December 31,	December 31,	December 31,
(Dollars in thousands, except per share data)	2008 (1)	2009 (1)	2008
Results of operations:
Net interest income (2)	$2,060,660	$2,260,422	9.69%
Noninterest income	772,656	727,144	(5.89%)
Total revenue	2,833,316	2,987,566	5.44%
Noninterest expense	1,896,696	2,088,501	10.11%
Provision for loan losses	515,000	1,114,000	nm
Income (loss) from continuing operations before income taxes (2)	421,620	(214,935)	nm
Taxable-equivalent adjustment	9,812	11,310	15.27%
Income tax expense (benefit)	127,868	(161,284)	nm
Income (loss) from continuing operations	283,940	(64,961)	nm
Loss from discontinued operations	(15,055)	-	(100.00%)
Net income (loss)	$268,885	$(64,961)	nm

Balance sheet (end of period):
Total assets (3)	$70,121,390	$85,598,128	22.07%
Total loans	49,585,550	47,228,508	(4.75%)
Nonperforming assets	436,515	1,349,793	nm
Total deposits	46,049,769	68,517,653	48.79%
Medium- and long-term debt	4,288,488	4,212,184	(1.78%)
Stockholder's equity	7,484,305	9,580,333	28.01%

Balance sheet (period average):
Total assets	$60,908,355	$73,766,090	21.11%
Total loans	46,112,105	48,989,567	6.24%
Earning assets	55,556,063	67,418,580	21.35%
Total deposits	43,133,196	56,594,591	31.21%
Stockholder's equity	5,170,795	7,855,190	51.91%

Financial ratios (4):
Return on average assets (5):
From continuing operations	0.47%	(0.09%)
Net income (loss)	0.44%	(0.09%)
Return on average stockholder's equity (5):
From continuing operations	5.49%	(0.83%)
Net income (loss)	5.20%	(0.83%)
Efficiency ratio (6)	64.24%	66.34%
Net interest margin (2)	3.71%	3.35%
Tangible common equity ratio (7)	6.96%	8.29%
Tier 1 common capital ratio (8) (9)	8.76%	11.80%
Tier 1 risk-based capital ratio (3) (9)	8.78%	11.82%
Total risk-based capital ratio (3) (9)	11.63%	14.54%
Leverage ratio (3) (9)	8.42%	9.45%
Allowance for loan losses to:
Total loans	1.49%	2.87%
Nonaccrual loans	177.79%	103.03%
Allowances for credit losses to (10) :
Total loans	1.74%	3.25%
Nonaccrual loans	208.01%	116.42%
Net loans charged off to average total loans (5)	0.37%	1.02%
Nonperforming assets to total loans, foreclosed assets and distressed loans held for sale	0.88%	2.86%
Nonperforming assets to total assets (3)	0.62%	1.58%
Selected financial ratios excluding impact of privatization transaction (4) (15):
From continuing operations:
Return on average assets (5)	0.61%	(0.01%)
Return on average stockholder's equity (5)	8.04%	(0.11%)
Efficiency ratio (6)	59.74%	61.44%

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Condensed Consolidated Statements of Income (Unaudited)
(Taxable-Equivalent Basis)
Exhibit 3

	For the Three Months Ended			For the Twelve Months Ended
	December 31,	September 30,	December 31,	December 31,
(Amounts in thousands)	2008 (1)	2009 (1)	2009 (1)	2008 (1)	2009 (1)
Interest Income (2)
Loans	$667,373	$578,514	$559,350	$2,557,105	$2,328,821
Securities	112,422	110,170	144,982	417,464	457,187
Interest bearing deposits in banks	71	4,956	4,043	574	13,449
Federal funds sold and securities purchased under resale agreements	899	110	23	6,472	371
Trading account assets	527	271	434	5,814	1,094
Total interest income	781,292	694,021	708,832	2,987,429	2,800,922

Interest Expense
Deposits	138,142	101,374	101,703	639,047	408,301
Federal funds purchased and securities sold under repurchase agreements	3,473	41	24	47,875	137
Commercial paper	5,640	355	194	31,767	3,095
Other borrowed funds	37,135	604	613	107,698	18,310
Medium- and long-term debt	34,291	27,112	25,648	99,429	109,704
Trust notes	238	239	238	953	953
Total interest expense	218,919	129,725	128,420	926,769	540,500

Net Interest Income (2)	562,373	564,296	580,412	2,060,660	2,260,422
Provision for loan losses	231,000	314,000	191,000	515,000	1,114,000
Net interest income after provision for loan losses	331,373	250,296	389,412	1,545,660	1,146,422

Noninterest Income
Service charges on deposit accounts	73,444	74,888	72,711	302,965	290,764
Trust and investment management fees	37,427	34,506	32,454	165,255	134,997
Trading account activities	14,434	10,513	24,134	54,530	73,590
Merchant banking fees	13,879	14,601	16,295	49,546	64,652
Brokerage commissions and fees	8,877	8,611	8,160	38,891	33,584
Card processing fees, net	7,493	8,559	8,293	31,553	32,512
Securities gains (losses), net	(4)	12,694	11,759	44	24,281
Other	23,363	19,557	11,480	129,872	72,764
Total noninterest income	178,913	183,929	185,286	772,656	727,144

Noninterest Expense
Salaries and employee benefits	254,983	233,981	261,055	978,081	971,656
Net occupancy	41,558	43,146	38,793	154,566	167,082
Intangible asset amortization	42,924	40,641	40,101	44,935	161,910
Regulatory agencies	7,893	30,739	32,103	23,971	133,616
Outside services	20,888	22,219	25,288	78,933	89,289
Professional services	23,122	17,647	16,981	70,886	70,055
Equipment	16,646	17,838	16,383	61,571	66,236
Software	16,432	16,502	17,205	60,448	62,950
Foreclosed asset expense (income)	323	(144)	2,315	1,019	6,339
Provision for losses on off-balance sheet commitments	14,000	6,000	4,000	35,000	51,000
Privatization-related expense	84,312	6,649	4,981	90,505	45,882
Other	107,285	70,597	70,040	296,781	262,486
Total noninterest expense	630,366	505,815	529,245	1,896,696	2,088,501

Income (loss) from continuing operations before income taxes (2)	(120,080)	(71,590)	45,453	421,620	(214,935)
Taxable-equivalent adjustment	2,407	3,260	2,685	9,812	11,310
Income tax expense (benefit)	(39,625)	(57,821)	885	127,868	(161,284)
Income (Loss) from Continuing Operations	(82,862)	(17,029)	41,883	283,940	(64,961)

Loss from discontinued operations before income taxes	(4,676)	-	-	(27,368)	-
Income tax benefit	(1,658)	-	-	(12,313)	-
Loss from Discontinued Operations	(3,018)	-	-	(15,055)	-
Net Income (Loss)	$(85,880)	$(17,029)	$41,883	$268,885	$(64,961)

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Consolidated Balance Sheets
Exhibit 4
		(Unaudited)
	December 31,	December 31,
(Dollars in thousands)	2008 (1)	2009 (1)
Assets
Cash and due from banks	$1,568,578	$1,198,258
Interest bearing deposits in banks	2,872,698	6,585,029
Federal funds sold and securities purchased under resale agreements	63,069	442,552
Total cash and cash equivalents	4,504,345	8,225,839
Trading account assets:
Pledged as collateral	6,283	15,168
Held in portfolio	1,210,496	710,480
Securities available for sale:
Pledged as collateral	54,525	2,500
Held in portfolio	8,140,013	22,556,329
Securities held to maturity (Fair value: 2009, $1,457,558)	-	1,227,718
Loans (net of allowance for credit losses: 2008, $737,767; 2009, $1,357,000)	48,847,783	45,871,508
Due from customers on acceptances	23,131	8,514
Premises and equipment, net	680,004	674,298
Intangible assets, net	713,485	561,040
Goodwill	2,369,326	2,369,326
Other assets	3,571,995	3,375,408
Assets of discontinued operations to be disposed or sold	4	-
Total assets	$70,121,390	$85,598,128

Liabilities
Noninterest bearing	$13,566,873	$14,558,989
Interest bearing	32,482,896	53,958,664
Total deposits	46,049,769	68,517,653
Federal funds purchased and securities sold under repurchase agreements	172,758	150,453
Commercial paper	1,164,327	888,541
Other borrowed funds	8,196,597	591,934
Trading account liabilities	1,034,663	538,894
Acceptances outstanding	23,131	8,514
Other liabilities	1,685,412	1,096,095
Medium- and long-term debt	4,288,488	4,212,184
Junior subordinated debt payable to subsidiary grantor trust	13,980	13,527
Liabilities of discontinued operations to be extinguished or assumed	7,960	-
Total liabilities	62,637,085	76,017,795

Stockholder's Equity
Preferred stock:
Authorized 5,000,000 shares, no shares issued or outstanding at December 31, 2008 and 2009	-	-
Common stock, par value $1 per share:
Authorized 300,000,000 shares, issued 136,330,829 shares in 2008 and 2009	136,331	136,331
Additional paid-in capital	3,195,023	5,195,023
Retained earnings	4,964,802	4,899,841
Accumulated other comprehensive loss	(811,851)	(650,862)
Total stockholder's equity	7,484,305	9,580,333
Total liabilities and stockholder's equity	$70,121,390	$85,598,128
Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Loans and Allowance for Credit Losses (Unaudited)
Exhibit 5

				Percent Change to
	Three Months Ended			December 31, 2009 from
	December 31,	September 30,	December 31,	December 31,	September 30,
(Dollars in millions)	2008 (1)	2009 (1)	2009 (1)	2008 (1)	2009

Loans (period average)
Commercial, financial and industrial	$18,297	$16,804	$15,761	(13.86%)	(6.21%)
Construction	2,686	2,773	2,591	(3.54%)	(6.56%)
Mortgage - Commercial	8,087	8,261	8,268	2.24%	0.08%
Mortgage - Residential	15,698	16,372	16,670	6.19%	1.82%
Consumer	3,589	3,883	3,912	9.00%	0.75%
Lease financing	648	662	664	2.47%	0.30%

Total loans held to maturity	49,005	48,755	47,866	(2.32%)	(1.82%)
Total loans held for sale	8	10	6	(28.17%)	-

Total loans	$49,013	$48,765	$47,872	(2.33%)	(1.83%)

Nonperforming Assets (period end)
Nonaccrual loans:
Commercial, financial and industrial	$260	$380	$336	29.23%	(11.58%)
Construction	99	388	335	nm	(13.66%)
Mortgage - Commercial	56	355	414	nm	16.62%
Mortgage - Residential (11)	-	165	194	nm	17.58%
Consumer (11)	-	21	21	nm	0.00%
Restructured - nonaccrual (11)	-	16	17	nm	6.25%

Total nonaccrual loans	415	1,325	1,317	nm	(0.60%)

Restructured loans - nonperforming	1	-	-	(100.00%)	-
Distressed loans held for sale	-	9	-	-	(100.00%)
Foreclosed assets	21	34	33	57.14%	(2.94%)

Total nonperforming assets	$437	$1,368	$1,350	nm	(1.32%)
Loans 90 days or more past due and still accruing	$71	$5	$5	(92.96%)	0.00%
Restructured loans that are still accruing	$-	$2	$4	nm	100.00%

Analysis of Allowances for Credit Losses
Beginning balance	$581	$1,082	$1,261

Provision for loan losses	231	314	191

Loans charged off:
Commercial, financial and industrial	(49)	(78)	(46)
Construction	(7)	(14)	(31)
Mortgage - Commercial	-	(26)	(19)
Mortgage - Residential	(3)	(14)	(11)
Consumer	(8)	(11)	(10)
Total loans charged off	(67)	(143)	(117)

Loans recovered:
Commercial, financial and industrial	1	6	21
Construction	1	-	1
Consumer	-	1	-
Total loans recovered	2	7	22
Net loans recovered (charged off)	(65)	(136)	(95)

Adjustment for impaired loans related to privatization	(8)	-	-
Foreign translation adjustment	(1)	1	-
Ending balance of allowance for loan losses	738	1,261	1,357
Allowance for off-balance sheet commitment losses	125	172	176
Allowances for credit losses	$863	$1,433	$1,533

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Net Interest Income (Unaudited)
Exhibit 6

	For the Three Months Ended
	December 31, 2008 (1)			December 31, 2009 (1)
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in thousands)	Balance	Expense (2)	Rate (2)(5)	Balance	Expense (2)	Rate (2)(5)
Assets
Loans: (12)
Commercial, financial and industrial	$18,300,686	$239,664	5.21%	$15,761,679	$175,967	4.43%
Construction	2,686,102	32,259	4.78	2,591,025	19,556	2.99
Residential mortgage	15,701,726	226,053	5.76	16,675,231	229,979	5.52
Commercial mortgage	8,086,680	111,154	5.50	8,268,335	87,166	4.22
Consumer	3,588,873	53,231	5.90	3,911,899	44,100	4.47
Lease financing	648,752	5,012	3.09	663,546	2,582	1.56
Total loans	49,012,819	667,373	5.43	47,871,715	559,350	4.66
Securities - taxable	7,927,236	111,370	5.62	20,186,074	143,992	2.85
Securities - tax-exempt	52,118	1,052	8.07	44,780	990	8.85
Interest bearing deposits in banks	6,764	71	4.20	6,662,211	4,043	0.24
Federal funds sold and securities purchased under resale agreements	122,640	899	2.92	144,599	23	0.06
Trading account assets	1,015,633	527	0.21	891,349	434	0.19
Total earning assets	58,137,210	781,292	5.36	75,800,728	708,832	3.73
Allowance for loan losses	(551,627)			(1,237,014)
Cash and due from banks	2,775,154			1,257,857
Premises and equipment, net	668,628			673,721
Other assets	5,492,153			5,469,664
Total assets	$66,521,518			$81,964,956
Liabilities
Deposits:
Transaction accounts	$18,277,265	71,731	1.56	$37,759,339	74,193	0.78
Savings and consumer time	4,185,219	15,591	1.48	5,280,596	14,422	1.08
Large time	8,718,514	50,820	2.32	7,867,984	13,088	0.66
Total interest bearing deposits	31,180,998	138,142	1.76	50,907,919	101,703	0.79
Federal funds purchased and securities sold under repurchase agreements	1,183,014	3,437	1.16	137,133	24	0.07
Net funding allocated from (to) discontinued operations (13)	9,149	36	1.57	-	-	-
Commercial paper	1,151,296	5,640	1.95	386,067	194	0.20
Other borrowed funds (14)	7,496,938	37,135	1.97	313,747	613	0.78
Medium- and long-term debt	3,871,749	34,291	3.52	4,481,900	25,648	2.27
Trust notes	14,035	238	6.79	13,582	238	7.02
Total borrowed funds	13,726,181	80,777	2.34	5,332,429	26,717	1.99
Total interest bearing liabilities	44,907,179	218,919	1.94	56,240,348	128,420	0.91
Noninterest bearing deposits	12,879,609			14,790,001
Other liabilities	1,985,793			1,528,972
Total liabilities	59,772,581			72,559,321
Stockholder's Equity
Common equity	6,748,937			9,405,635
Total stockholder's equity	6,748,937			9,405,635
Total liabilities and stockholder's equity	$66,521,518			$81,964,956
Reported Net Interest Income/Margin
Net interest income/margin (taxable-equivalent basis)		562,373	3.86%		580,412	3.06%
Less: taxable-equivalent adjustment		2,407			2,685
Net interest income		$559,966			$577,727

	Average Assets and Liabilities of Discontinued Operations for Period Ended:
		December 31, 2008			December 31, 2009
Assets		$755			$-
Liabilities		$9,904			$-
Net Liabilities		$(9,149)			$-

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Net Interest Income (Unaudited)
Exhibit 7

	For the Three Months Ended
	September 30, 2009 (1)			December 31, 2009 (1)
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in thousands)	Balance	Expense (2)	Rate (2)(5)	Balance	Expense (2)	Rate (2)(5)
Assets
Loans: (12)
Commercial, financial and industrial	$16,805,449	$188,974	4.46%	$15,761,679	$175,967	4.43%
Construction	2,772,804	20,828	2.98	2,591,025	19,556	2.99
Residential mortgage	16,380,014	230,210	5.62	16,675,231	229,979	5.52
Commercial mortgage	8,261,161	88,998	4.31	8,268,335	87,166	4.22
Consumer	3,882,929	44,042	4.50	3,911,899	44,100	4.47
Lease financing	662,469	5,462	3.30	663,546	2,582	1.56
Total loans	48,764,826	578,514	4.73	47,871,715	559,350	4.66
Securities - taxable	10,590,200	107,171	4.05	20,186,074	143,992	2.85
Securities - tax-exempt	184,772	2,999	6.49	44,780	990	8.85
Interest bearing deposits in banks	7,496,380	4,956	0.26	6,662,211	4,043	0.24
Federal funds sold and securities purchased under resale agreements	282,457	110	0.15	144,599	23	0.06
Trading account assets	916,448	271	0.12	891,349	434	0.19
Total earning assets	68,235,083	694,021	4.06	75,800,728	708,832	3.73
Allowance for loan losses	(1,044,533)			(1,237,014)
Cash and due from banks	1,135,794			1,257,857
Premises and equipment, net	668,699			673,721
Other assets	5,357,606			5,469,664
Total assets	$74,352,649			$81,964,956
Liabilities
Deposits:
Transaction accounts	$33,064,944	72,837	0.87	$37,759,339	74,193	0.78
Savings and consumer time	4,486,545	12,572	1.11	5,280,596	14,422	1.08
Large time	7,430,960	15,965	0.85	7,867,984	13,088	0.66
Total interest bearing deposits	44,982,449	101,374	0.89	50,907,919	101,703	0.79
Federal funds purchased and securities sold under repurchase agreements	169,267	41	0.09	137,133	24	0.07
Commercial paper	472,246	355	0.30	386,067	194	0.20
Other borrowed funds (14)	262,441	604	0.91	313,747	613	0.78
Medium- and long-term debt	5,098,821	27,112	2.11	4,481,900	25,648	2.27
Trust notes	13,696	239	6.96	13,582	238	7.02
Total borrowed funds	6,016,471	28,351	1.87	5,332,429	26,717	1.99
Total interest bearing liabilities	50,998,920	129,725	1.01	56,240,348	128,420	0.91
Noninterest bearing deposits	14,471,487			14,790,001
Other liabilities	1,523,469			1,528,972
Total liabilities	66,993,876			72,559,321
Stockholder's Equity
Common equity	7,358,773			9,405,635
Total stockholder's equity	7,358,773			9,405,635
Total liabilities and stockholder's equity	$74,352,649			$81,964,956
Reported Net Interest Income/Margin
Net interest income/margin (taxable-equivalent basis)		564,296	3.31%		580,412	3.06%
Less: taxable-equivalent adjustment		3,260			2,685
Net interest income		$561,036			$577,727

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Net Interest Income (Unaudited)
Exhibit 8

	For the Twelve Months Ended
	December 31, 2008 (1)			December 31, 2009 (1)
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in thousands)	Balance	Expense (2)	Rate (2)	Balance	Expense (2)	Rate (2)
Assets
Loans: (12)
Commercial, financial and industrial	$17,045,080	$936,956	5.50%	$17,239,150	$753,288	4.37%
Construction	2,585,221	130,022	5.03	2,721,282	80,303	2.95
Residential mortgage	14,872,261	830,559	5.58	16,269,413	924,896	5.68
Commercial mortgage	7,793,422	447,662	5.74	8,259,400	370,242	4.48
Consumer	3,170,513	193,360	6.10	3,840,209	178,797	4.66
Lease financing	645,608	18,546	2.87	660,113	21,295	3.23
Total loans	46,112,105	2,557,105	5.55	48,989,567	2,328,821	4.75
Securities - taxable	8,230,740	413,180	5.02	11,943,958	451,157	3.78
Securities - tax-exempt	52,510	4,284	8.16	82,302	6,030	7.33
Interest bearing deposits in banks	29,352	574	1.96	5,168,329	13,449	0.26
Federal funds sold and securities purchased under resale agreements	256,281	6,472	2.53	206,853	371	0.18
Trading account assets	875,075	5,814	0.66	1,027,571	1,094	0.11
Total earning assets	55,556,063	2,987,429	5.38	67,418,580	2,800,922	4.15
Allowance for loan losses	(478,661)			(958,975)
Cash and due from banks	1,951,761			1,248,226
Premises and equipment, net	527,943			671,599
Other assets	3,351,249			5,386,660
Total assets	$60,908,355			$73,766,090
Liabilities
Deposits:
Transaction accounts	$16,066,060	275,795	1.72	$30,757,333	274,676	0.89
Savings and consumer time	4,027,824	66,275	1.65	4,617,999	56,479	1.22
Large time	10,358,779	296,977	2.87	7,286,282	77,146	1.06
Total interest bearing deposits	30,452,663	639,047	2.10	42,661,614	408,301	0.96
Federal funds purchased and securities sold under repurchase agreements	2,137,718	47,065	2.20	180,087	137	0.08
Net funding allocated from (to) discontinued operations (13)	36,378	810	2.23	-	-	-
Commercial paper	1,319,360	31,767	2.41	536,170	3,095	0.58
Other borrowed funds (14)	4,425,435	107,698	2.43	1,928,245	18,310	0.95
Medium- and long-term debt	2,915,838	99,429	3.41	4,867,602	109,704	2.25
Trust notes	14,204	953	6.71	13,751	953	6.93
Total borrowed funds	10,848,933	287,722	2.65	7,525,855	132,199	1.76
Total interest bearing liabilities	41,301,596	926,769	2.24	50,187,469	540,500	1.08
Noninterest bearing deposits	12,680,533			13,932,977
Other liabilities	1,755,431			1,790,454
Total liabilities	55,737,560			65,910,900
Stockholder's Equity
Common equity	5,170,795			7,855,190
Total stockholder's equity	5,170,795			7,855,190
Total liabilities and stockholder's equity	$60,908,355			$73,766,090
Reported Net Interest Income/Margin
Net interest income/margin (taxable-equivalent basis)		2,060,660	3.71%		2,260,422	3.35%
Less: taxable-equivalent adjustment		9,812			11,310
Net interest income		$2,050,848			$2,249,112

	Average Assets and Liabilities of Discontinued Operations for Period Ended:
		December 31, 2008			December 31, 2009
Assets		$56,130			$-
Liabilities		$92,508			$-
Net Liabilities		$(36,378)			$-

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries

Noninterest income (Unaudited)
Exhibit 9

				Percentage Change to
	For the Three Months Ended			December 31, 2009 from
	December 31,	September 30,	December 31,	December 31,	September 30,
(Dollars in thousands)	2008 (1)	2009 (1)	2009 (1)	2008	2009
Service charges on deposit accounts	$73,444	$74,888	$72,711	(1.00)%	(2.91)%
Trust and investment management fees	37,427	34,506	32,454	(13.29)	(5.95)
Trading account activities	14,434	10,513	24,134	67.20	nm
Merchant banking fees	13,879	14,601	16,295	17.41	11.60
Securities gains (losses), net	(4)	12,694	11,759	nm	(7.37)
Card processing fees, net	7,493	8,559	8,293	10.68	(3.11)
Brokerage commissions and fees	8,877	8,611	8,160	(8.08)	(5.24)
Gains (losses) on private capital investments, net	3,750	(18)	(9,519)	nm	nm
Other	19,613	19,575	20,999	7.07	7.27
Total noninterest income	$178,913	$183,929	$185,286	3.56%	0.74%

Noninterest expense (Unaudited)

				Percentage Change to
	For the Three Months Ended			December 31, 2009 from
	December 31,	September 30,	December 31,	December 31,	September 30,
(Dollars in thousands)	2008 (1)	2009 (1)	2009 (1)	2008	2009
Salaries and other compensation	$209,800	$198,768	$220,789	5.24%	11.08%
Employee benefits	45,183	35,213	40,266	(10.88)	14.35
Salaries and employee benefits	254,983	233,981	261,055	2.38	11.57
Intangible asset amortization	42,924	40,641	40,101	(6.58)	(1.33)
Net occupancy	41,558	43,146	38,793	(6.65)	(10.09)
Regulatory agencies	7,893	30,739	32,103	nm	4.44
Outside services	20,888	22,219	25,288	21.06	13.81
Software	16,432	16,502	17,205	4.70	4.26
Professional services	23,122	17,647	16,981	(26.56)	(3.77)
Equipment	16,646	17,838	16,383	(1.58)	(8.16)
Low income housing credit investment amortization	11,330	13,064	14,825	30.85	13.48
Advertising and public relations	17,565	14,562	13,354	(23.97)	(8.30)
Communications	9,377	9,494	9,556	1.91	0.65
Data processing	8,285	7,975	8,658	4.50	8.56
Foreclosed asset expense (income)	323	(144)	2,315	nm	nm
Provision for losses on off-balance sheet commitments	14,000	6,000	4,000	(71.43)	(33.33)
Privatization-related expense	84,312	6,649	4,981	(94.09)	(25.09)
Other	60,728	25,502	23,647	(61.06)	(7.27)
Total noninterest expense	$630,366	$505,815	$529,245	(16.04)%	4.63%

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries

Noninterest income (Unaudited)
Exhibit 10

			Percentage Change to
	For the Twelve Months Ended		December 31, 2009 from
	December 31,	December 31,	December 31,
(Dollars in thousands)	2008 (1)	2009 (1)	2008
Service charges on deposit accounts	$302,965	$290,764	(4.03)%
Trust and investment management fees	165,255	134,997	(18.31)
Trading account activities	54,530	73,590	34.95
Merchant banking fees	49,546	64,652	30.49
Brokerage commissions and fees	38,891	33,584	(13.65)
Card processing fees, net	31,553	32,512	3.04
Securities gains, net	44	24,281	nm
Gains (losses) on private capital investments, net	11,699	(12,781)	nm
Gains on the VISA IPO redemption	14,211	-	(100.00)
Other	103,962	85,545	(17.72)
Total noninterest income	$772,656	$727,144	(5.89)%

Noninterest expense (Unaudited)

			Percentage Change to
	For the Twelve Months Ended		December 31, 2009 from
	December 31,	December 31,	December 31,
(Dollars in thousands)	2008 (1)	2009 (1)	2008
Salaries and other compensation	$810,277	$798,883	(1.41)%
Employee benefits	167,804	172,773	2.96
Salaries and employee benefits	978,081	971,656	(0.66)
Net occupancy	154,566	167,082	8.10
Intangible asset amortization	44,935	161,910	nm
Regulatory agencies	23,971	133,616	nm
Outside services	78,933	89,289	13.12
Professional services	70,886	70,055	(1.17)
Equipment	61,571	66,236	7.58
Software	60,448	62,950	4.14
Advertising and public relations	51,144	49,886	(2.46)
Low income housing credit investment amortization	40,577	49,081	20.96
Communications	37,067	36,960	(0.29)
Data processing	32,090	33,250	3.61
Foreclosed asset expense	1,019	6,339	nm
Provision for losses on off-balance sheet commitments	35,000	51,000	45.71
Privatization-related expense	90,505	45,882	(49.30)
Other	135,903	93,309	(31.34)
Total noninterest expense	$1,896,696	$2,088,501	10.11%

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries

Reconciliation of Non-GAAP Measures (Unaudited)
Exhibit 11

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to complete selected non-GAAP financial ratios.

	For the three months ended			For the twelve months ended
(Dollars in thousands)	December 31, 2008	September 30, 2009	December 31, 2009	December 31, 2008	December 31, 2009

Income (loss) from continuing operations	$(82,862)	$(17,029)	$41,883	$283,940	$(64,961)
Privatization-related expense, net of tax	57,498	(460)	2,993	63,691	23,407
Net accretion and amortization related to fair value adjustments, net of tax	19,474	11,832	10,556	19,474	35,671
Income (loss) from continuing operations, excluding impact of privatization transaction	$(5,890)	$(5,657)	$55,432	$367,105	$(5,883)

Average total assets	$66,521,518	$74,352,649	$81,964,956	$60,908,355	$73,766,090
Net adjustments related to privatization transaction	2,659,315	2,590,543	2,569,276	668,462	2,597,668
Average total assets, excluding impact of privatization transaction	$63,862,203	$71,762,106	$79,395,680	$60,239,893	$71,168,422

Return on average assets from continuing operations	(0.50%)	(0.09%)	0.20%	0.47%	(0.09%)
Effect of privatization transaction	0.46%	0.06%	0.08%	0.14%	0.08%
Return on average assets from continuing operations, excluding impact of privatization transaction	(0.04%)	(0.03%)	0.28%	0.61%	(0.01%)

Average stockholder's equity	$6,748,937	$7,358,773	$9,405,635	$5,170,795	$7,855,190
Net adjustments related to privatization transaction	2,397,011	2,418,824	2,416,677	602,527	2,411,897
Average stockholder's equity, excluding impact of privatization transaction	$4,351,926	$4,939,949	$6,988,958	$4,568,268	$5,443,293

Return on stockholder's equity from continuing operations	(4.88%)	(0.92%)	1.77%	5.49%	(0.83%)
Effect of privatization transaction	4.34%	0.47%	1.38%	2.55%	0.72%
Return on stockholder's equity, excluding impact of privatization transaction	(0.54%)	(0.45%)	3.15%	8.04%	(0.11%)

Noninterest expense	$630,366	$505,815	$529,245	$1,896,696	$2,088,501
Privatization-related expense	84,312	6,649	4,981	90,505	45,882
Amortization related to fair value adjustments	44,373	42,549	39,743	44,373	166,728
Noninterest expense, excluding impact of privatization transaction	$501,681	$456,617	$484,521	$1,761,818	$1,875,891

Total revenue	$741,286	$748,225	$765,698	$2,833,316	$2,987,566
Accretion related to fair value adjustments	12,354	23,060	21,799	12,354	107,415
Total revenue, excluding impact of privatization transaction	$728,932	$725,165	$743,899	$2,820,962	$2,880,151

Efficiency ratio	81.58%	65.07%	66.36%	64.24%	66.34%
Effect of privatization transaction	(16.28%)	(4.71%)	(4.07%)	(4.50%)	(4.90%)
Efficiency ratio, excluding impact of privatization transaction	65.30%	60.36%	62.29%	59.74%	61.44%

UnionBanCal Corporation and Subsidiaries

Footnotes
Exhibit 12

(1)

On November 4, 2008, Mitsubishi UFJ Financial Group, Inc. (MUFG), through its wholly-owned subsidiary, The Bank of Tokyo - Mitsubishi UFJ, Ltd. (BTMU), completed its acquisition of all of the remaining outstanding shares of UnionBanCal Corporation (the Company) common stock (the “privatization transaction”). The Company estimated the fair value of its tangible assets and liabilities as of October 1, 2008 and recorded fair value adjustments to its tangible assets and liabilities equivalent to the proportionate incremental percentage ownership acquired by BTMU in the privatization transaction. In addition, the Company recorded goodwill and other intangible assets. The Company’s financial condition as of December 31, 2008 and subsequent periods reflect the impact of these fair value adjustments and other amounts recorded. The Company’s results of operations for the twelve months ended December 31, 2009 include accretion and amortization related to the fair value adjustments.

(2)	Yields and interest income are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.
(3)	End of period total assets and assets used in calculating these ratios include those of discontinued operations.
(4)	Average balances used to calculate our financial ratios are based on continuing operations data only, unless otherwise indicated.
(5)	Annualized.
(6)

The efficiency ratio is noninterest expense, excluding foreclosed asset expense (income), the provision for losses on off-balance sheet commitments and low income housing credit (LIHC) investment amortization expense, as a percentage of net interest income (taxable-equivalent basis) and noninterest income, and is calculated for continuing operations only.

(7)	The tangible common equity ratio is the ratio of total equity less intangibles (net of the corresponding deferred tax liability), as a percentage of total assets, less intangibles.
(8)	The Tier 1 common capital ratio is the ratio of Tier 1 common capital to risk weighted assets.
(9)	Estimated as of December 31, 2009. The regulatory capital and leverage ratios include discontinued operations.
(10)	The allowance for credit losses ratios include the allowances for loan losses and losses on off-balance sheet commitments. These ratios relate to continuing operations only.
(11)	Reflects previously disclosed change in accounting policy for residential and home equity loans 90 days or more past due, which was effective January 1, 2009.
(12)

Average balances on loans outstanding include all nonperforming loans and loans held for sale. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.

(13)

Net funding allocated from (to) discontinued operations represents the shortage (excess) of assets over liabilities of discontinued operations. The expense (earning) on funds allocated from (to) discontinued operations is calculated by taking the net balance and applying an earnings rate or a cost of funds equivalent to the corresponding period's Federal funds purchased rate.

(14)	Includes interest bearing trading liabilities.
(15)

These ratios exclude the impact of the privatization transaction. Please refer to Exhibit 11 for a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and these non-GAAP measures.

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CONTACT:
UnionBanCal Corporation
Public Relations:
Stephen L. Johnson, 415-765-3252
Investor Relations:
Michelle R. Crandall, 415-765-2780